UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013 (May 14, 2013)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          Results of Operations and Financial Condition.

On May 15, 2013, Axion International Holdings, Inc. (the “Company”) issued a press release announcing results of operations for the first quarter ended March 31, 2013. The Company also announced that on Thursday, May 16, 2013 at 4:30 p.m. Eastern Time, the Company would host an investor conference call during which the Company would provide a brief financial overview of its first quarter financial results and a business outlook for the remainder of 2013. A copy of such press release is being furnished as Exhibit 99.1.

Neither the information contained in this Item 2.02 nor in the press release shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 8.01          Other Events.

In April 2006, the Company commenced an action against Tonga Partners, L.P., Cannell Capital, L.L.C. and J. Carlo Cannell (collectively, the “Defendants”) in the United States District Court, Southern District of New York (the “District Court”) for disgorgement of short-swing profits pursuant to Section 16 of the Exchange Act. In an opinion and order dated September 26, 2008, Justice Kimba M. Wood of the District Court granted the Company summary judgment in the amount of $4,965,898.95. In connection with the Defendants’ appeal of the District Court’s summary judgment to the United States Court of Appeals for the Second Circuit (the “Appeals Court”), the Defendants posted a cash appeal bond of approximately $5,000,000. After the Defendants exhausted all opportunities for judicial review of the District Court’s summary judgment, including filing for a writ of certiorari to the United States Supreme Court which was denied, the appeal bond was released to the Company. On May 14, 2013, the Company received approximately $3,100,000 which represents the amount of the appeal bond net of attorney’s fees and costs.

ITEM 9.01          Financial Statements and Exhibits.

(d)           Exhibits

99.1          Press release issued by Axion International Holdings, Inc., dated May 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 15, 2013	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Axion International Holdings, Inc., dated May 15, 2013